                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                             The BISYS Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

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INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT
BANK DEPOSITS AND ARE NOT OBLIGATIONS OF, OR
GUARANTEED BY, BANK OF AMERICA OR ANY AFFILIATES. AN
INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS,       NOT
INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT        FDIC
INVESTED.                                                 INSURED

================================================================================

                                                                        Contents

                                FUND FACTS                            2-3

                                UNDERSTANDING YOUR SHAREHOLDER
                                  REPORT                              4-6

                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                             8-9

                                FUND OVERVIEW AND
                                  INTERVIEW WITH YOUR
                                  INVESTMENT MANAGER                10-22

                                PACIFIC HORIZON U.S.
                                  GOVERNMENT SECURITIES FUND
                                  AND CORPORATE BOND FUND
                                  Portfolios of Investments         23-25
                                  Statements of Assets
                                    and Liabilities                 26-27
                                  Statements of Operations          28-29
                                  Statements of Changes
                                    in Net Assets                   30-31

                                PACIFIC HORIZON INTERMEDIATE
                                  BOND FUND
                                  Statement of Assets
                                    and Liabilities                    32
                                  Statement of Operations              33
                                  Statements of Changes
                                    in Net Assets                      34
                                NOTES TO FINANCIAL STATEMENTS       35-43
                                FINANCIAL HIGHLIGHTS                44-49
                                REPORT OF INDEPENDENT ACCOUNTANTS      50

                                MASTER INVESTMENT TRUST, SERIES
                                  I -- INVESTMENT
                                  GRADE BOND PORTFOLIO
                                  Portfolio of Investments          51-52
                                  Statement of Assets
                                    and Liabilities                    53
                                  Statement of Operations              54
                                  Statements of Changes
                                    in Net Assets                      55
                                  Notes to Financial Statements     56-58
                                  Supplementary Data                   59
                                  Report of Independent Accountants     60

     .................................................

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

------------------------------------------------------------------------------------
                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

------------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 ................................................................................................
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.
The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
LOGO                                  LOGO

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY
LOGO
LOGO

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.
LOGO
LOGO

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The Standard & Poor's Stock Index posted a total return of 26.18% during the 12 month period ended February 28, 1997, amply rewarding long-term investors who rode out volatility early in the period.* The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

At the end of this period, however, the markets began to give serious consideration to a possible tightening of monetary policy following Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony. Chairman Greenspan's comments focused on current high levels of consumer confidence and the potential for inflationary pressures to surface. His comments fueled renewed volatility in the fixed-income markets, and the bellwether 30-year Treasury bond ended the period with a 0.36% total return.**

THE CASE FOR
STOCKS AND BONDS

The stock market's gain raises some important issues. Late in the period, there was considerable discussion concerning Federal Reserve Chairman Alan Greenspan's comments of "irrational exuberance" in his reflections on the state of the U.S. equity markets. Other observers felt that investors should be optimistic based on the healthy business climate in the U.S., the moderate economic policies of the current administration and the focus in Washington on balanced budgets.

Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. The stock market's current price-to-earnings (P/E) ratio of 17.8 times our 1997 earnings estimates is within the 16 to 19 times range of the 1960s when we had similar inflation levels. We think it is reasonable to expect P/E ratios to stay at current levels. That gives an estimated market return over the next 12 months of 10% (8% from earnings growth and 2% from dividend yield).

Congress and the Clinton Administration continue to entertain the prospect of a Balanced Budget Amendment, mandating the end of federal deficits within five to seven years. While an agreement has not passed to date, this shift in attitude bodes well for both stocks and bonds, as a balanced budget facilitates lower interest rates, encouraging earnings growth.

POTENTIAL RISKS

Given the length of the current economic expansion, history tells us that the bulls will run out of steam. Slowing economic growth is a double-edged sword as lower corporate earnings lead to both a decline in prices and a reallocation of savings. Companies with disappointing earnings may quickly fall into disfavor. Broad equity indices may then decline as investors reallocate their assets into more stable stocks.

The U.S. bond market and, indirectly, the U.S. equity market have benefited from strong purchases of U.S. Treasuries by foreign investors. Supported by an appreciating dollar, foreign purchases of U.S. Treasuries in 1996 were $265 billion compared to $118 billion in net sales by domestic investors (for four quarters ended December 31, 1996).*** If the dollar should decline, there would be less incentive to buy dollar denominated assets.

LOOKING FORWARD

In our view, investors should approach the remainder of 1997 with rational exuberance tempered by a knowledge of history. Under the best case scenario, the U.S. economy will see a move toward sustainable growth, higher real interest rates and an anticipated 8% to 9% increase in corporate profits. Given these projections, most investment professionals expect equities to perform well in 1997, although below 1996 levels. Bonds at this juncture seem attractive, especially given the recommended revisions to real rates of inflation and the trend toward a balanced federal budget.

History, however, usually repeats itself, and we would not be surprised to see some corrections ahead. Thus, investors may want to review their portfolios, bearing in mind the importance of diversification in controlling risk. We see the most value in equities characterized by growth at reasonable P/E multiples, and find relative value in intermediate-term bonds, rather than long duration plays. Investors seeking long-term growth after inflation and taxes should remain biased toward stocks and positive on bonds.

Sincerely,
Kirk Hartman
Kirk Hartman
Chief Investment Officer,
Bank of America NT&SA,
Investment Adviser to the
Pacific Horizon Funds

---------------
  * The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 ** Source: Bloomberg using Merrill Lynch Taxable Bond Indices which reflects the 30-year Treasury bond return.

*** Source: ISI Group

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
CORPORATE BOND FUND
INTERMEDIATE BOND FUND

KIRK HARTMAN PHOTO

U.S. GOVERNMENT SECURITIES FUND
GOAL:

The Pacific Horizon U.S. Government Securities Fund seeks to achieve a high level of current income consistent with preservation of capital.
INVESTMENTS:

The Fund invests primarily in instruments issued by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit of the U.S. Government, and other securities of the U.S. Government, its agencies and instrumentalities.
APPROPRIATE FOR:

Investors who want to participate in a diversified portfolio of U.S. Government securities and who are willing to accept some price and yield fluctuations.
INCEPTION:

January 7, 1988
SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $74 million

CORPORATE BOND FUND
GOAL:

The Pacific Horizon Corporate Bond Fund seeks to provide investors with high current income consistent with reasonable investment risk.
INVESTMENTS:

The Fund invests primarily in a diversified portfolio of investment-grade corporate debt securities, although it may invest a portion of its assets in other types of securities and money-market instruments.
APPROPRIATE FOR:

Investors looking for high current income who are willing to accept some price and yield fluctuations.
SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Approximately $33 million                     KIRK HARTMAN
                                              Chief Investment Officer
                                              Bank of America NT&SA

                                              The Pacific Horizon Income Funds
                                              are managed by a Bank of America
                                              NT&SA investment team led by Kirk
                                              Hartman, Chief Investment Officer.

INTERMEDIATE BOND FUND

GOAL:

The Pacific Horizon Intermediate Bond Fund (formerly the Pacific Horizon Flexible Bond Fund) seeks interest income and capital appreciation.

INVESTMENTS:

The Fund invests in a diversified portfolio of investment-grade, intermediate- and longer-term bonds, including corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents.

APPROPRIATE FOR:

Investors who want interest income and capital appreciation from a diversified portfolio of fixed-income securities.

INCEPTION:

January 24, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $23 million

Q
    WHAT FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    Over the last 12 months, the economy continued to grow, further extending the current economic expansion, while inflation, especially for this stage of the business cycle, remained quite tame. There had been fear of resurgent inflation causing interest rates to rise across the yield curve. During the year, interest rates rose .20% in three month Treasury Bills, .68% in three year Treasury Notes, and .33% in the 30 year Bond, causing the yield curve to steepen in the front end, and flatten in intermediate and longer maturities.*

Interest rates rose sharply in March and April of 1996, then traded in a relatively tight trading range for the remainder of the period ended February 28, 1997. This period was also marked by gradual tightening in the mortgage and corporate sectors. As measured by the Lehman family of indices,** the mortgage sector had the best total return for the year with 6.58%, followed by both corporate bonds and asset-backed bonds at 5.71%, agencies at 5.30% and treasuries at 4.42%.**

A notable adjustment to the mortgage index was the tiering of coupons by age, or seasoning. In July, a number of rating agencies began to price seasoned mortgages differently than newly-issued mortgages. The theory is that seasoned mortgages, having been through previous prepayment cycles, will have a more stable prepayment profile, and would therefore justify a higher dollar price than their newly originated counterparts.

Within the corporate sector, utilities led the way with a total return of 6.00% followed by industrials at 5.83%, Yankee Bonds at 5.68% and finance at 5.36%. (Yankee Bonds, which are registered bonds issued in the U.S. by foreign governments, banks and institutions, tend to pay higher interest than other bonds of comparable credit quality when market conditions are better in the U.S. than abroad.) On a duration adjusted basis, however, the finance sector had the best performance at 6.57% compared to utilities at 6.22% and both industrials and Yankee Bonds at 5.83%.**

Q
    WHAT WERE THE FUNDS' RETURNS IN THAT ENVIRONMENT?

A
    The U.S. Government Securities Fund invests primarily in mortgages, which had the best total return of the year among the major sectors of the fixed income market. The Fund posted a 5.23%*** (without the sales charge) return for A Shares during the 12 months ended February 28, 1997, compared to a 6.58% return for the Fund's benchmark, the Lehman Brothers GNMA Index.** During the period, the Funds introduced K Shares, which are primarily offered to Daily Advantage 401(k) plan participants, although they are also available to certain other eligible individuals, as outlined in the prospectus. For the year ended February 28, 1997, K Shares returned 4.57%.****

The Pacific Horizon Corporate Bond Fund Class A shares returned 4.13%*** (without the sales charge), for the year ended February 28, 1997, and K Shares returned 4.03%,**** compared to 5.71%** for the Lehman Brothers Corporate Bond Index. During the year, we moved from a more aggressive stance to one that was moderately defensive. The change was somewhat premature, as lower-quality, longer-maturity corporate bonds were the strongest performers in the sector during the year. For example, the Fund's investment in Tele-Communications, Inc., a 9.88% issue due in June 2022 (4.7% of net assets as of February 28, 1997), which came under increasing pressure, was an additional factor in the Fund's under-performance relative to its benchmark.*****

By virtue of its relatively short maturity and higher credit quality holdings, the Intermediate Bond Fund underperformed the Fund's benchmark on a total return basis, posting a return of 3.92% (without the sales charge) for A Shares, during the 12 months ended February 28, 1997.*** For the year ended February 28, 1997, K Shares gained 3.80%.**** The Fund's benchmark, the Lehman Brothers Inter-mediate Government /Corporate Index returned 5.00% for the same period.**
Q
    HOW DID YOU STRUCTURE THE FUNDS' DURATIONS?

A
    The Pacific Horizon Funds seek to use a duration-neutral philosophy. Since duration, a measure of a bonds price sensitivity to changes in interest rates, is the principal component of both risk and return, we seek to deliver returns consistent with the returns of the appropriate benchmark by maintaining the duration of the fund close to that of the benchmark. We then attempt to add value by applying our relative value methodology to sector allocation, yield curve positioning and security selection as appropriate for each fund. Our relative value methodology strategy enables us to compare and select opportunities that represent some of the best values from the universe of available issues in the market.
Q
    WHAT OPPORTUNITIES DID YOU FIND TO ADD VALUE THROUGH SECTOR ALLOCATION IN THE U.S. GOVERNMENT SECURITIES, INTERMEDIATE BOND AND CORPORATE BOND FUNDS?

A
    The Pacific Horizon Intermediate Bond Fund is managed against the Lehman Brothers Intermediate Government/Corporate Index and the Corporate Bond Fund is managed against the Lehman Brothers Corporate Bond Index. Since neither index includes mortgages, the primary opportunity to add value in these funds is in the corporate sector.**

As the period began, spreads in the corporate sector were trading at historically tight levels, the credit curve was flat and quality spreads were tight. The credit curve is a measure of the incremental spread for extending maturities in the same credit. Quality spreads are a measure of the incre-mental spread for accepting lower-rated credits.

The Fund predominantly held corporate debt obligations, and was overweighted to the finance sector and underweighted to the utility sector due to litigation at that time involving deregulation uncertainties. We positioned the Fund this way because of the positive fundamentals of the finance sector. Our decision to overweight our holdings in finance proved beneficial. Utilities also performed quite well as the regulatory environment became much more favorable.*****

In light of the historic tightness at the beginning of the period, we moved from a more aggressive stance to one that is moderately defensive. In hind sight, this change was somewhat premature as lower quality, longer maturity corporate bonds were the strongest performers over the past year, and our performance lagged. We continue to believe, however, that our defensive strategy should ultimately prove to be correct. If spreads continue to tighten, we will likely underperform marginally. Conversely, if spreads do widen, our performance should be considerably better.

The U.S. Government Securities Fund is managed against the Lehman Brothers GNMA Index** and therefore invests primarily in securities issued by the Government National Mortgage Association and the U.S. Treasury. With the economy slowing sharply in late 1995 and early 1996, the Federal Reserve having recently eased interest rates, and the perception that further declines in rates were forthcoming, the portfolio was structured to take advantage of a slowing economy and falling interest rates. As such, we were underweighted in the mortgage sector.

Reflecting our forecast of lower interest rates, we had nearly a 30% exposure to treasuries as a defensive position against the mortgage spread widening and increased prepayment risk*****. As evidence of steady economic strength continued to mount, and interest rates settled into a trading range, we increased our allocation to mortgages. Currently, we are nearly 100% invested in mortgages*****. With the index including seasoned securities, we too, have focused on this sector using primarily current coupon and moderate premiums. This strategy should perform very well in the range-bound environment that we are forecasting--an environment where interest rates are trading within a tighter range.
Q
    WHAT'S AHEAD FOR THE BOND MARKET AND THE FUNDS?

A
    Currently, we are forecasting an economy that continues to grow at or near the non-inflationary growth rate of 2.0-2.5% and a continuing, stable inflation environment. With the current tightness in the labor market pointing to an increased probability of rekindled inflation, and the recent comments from the Federal Reserve, we would not be surprised to see the Federal Reserve raise interest rates in the near future.******

We do not, however, see rates moving dramatically higher. We continue to believe that interest rates will trade within a relatively tight range, and feel that we are currently in the middle of that range. We will continue to manage the portfolio within the context of our duration-neutral strategy, but with a marginally more defensive bias in the near term.

---------------
* Source: Bloomberg, using Merrill Lynch Taxable Bond Indices which reflects the One-Year Treasury Bill return. The One-Year Treasury Bill Index is an unmanaged index generally representative of the Treasury bond market as a whole, and cannot be invested in directly.

** The Lehman family of indices including the Lehman Brothers Corporate Bond, Intermediate Government/Corporate Bond and the Mortgage Bond are unmanaged indices generally representative of the different sectors within the bond market as a whole, and cannot be invested in directly.

*** Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge for the U.S. Government Securities, Corporate Bond and Intermediate Bond Fund was 0.54%, -0.56% and -0.76% respectively, for the period. The Funds are currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

**** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996 for the Funds. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 19, 1996 combined with actual K Share performance from November 20, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares.

***** Percentage figures shown are as of February 28, 1997. The composition of the Fund's holdings is subject to change.

****** Note: This move occurred in late March of 1997, subsequent to the close of the Fund year.

Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                                LEHMAN
                                                               BROTHERS
 MEASUREMENT PERIOD                                LIPPER      MORTAGE-      LEHMAN
    (FISCAL YEAR                                 GNMA FUNDS     BACKED      BROTHERS
      COVERED)          A SHARES     K SHARES     AVERAGE       INDEX      GNMA INDEX
1/7/88                    9550.00     10000.00        10000        10000        10000
2/29/88                   9944.13     10412.72     10102.15        10128
2/28/89                  10372.14     10860.89     10505.68        10594     10597.20
2/28/90                  11632.91     12181.05     11746.42        12075     12103.59
2/28/91                  13114.10     13732.02     13185.05        13703     13735.18
2/29/92                  14747.35     15442.22     14748.46        15455     15543.29
2/28/93                  16358.20     17128.97     16228.96        16953     17122.84
2/28/94                  16914.03     17710.99        16861        17749     17881.20
2/28/95                  16965.03     17764.40     17143.87        18241     18399.90
2/29/96                  18402.24     19269.33     18996.11        20322     20524.62
2/28/97                  19364.99     20150.03     20095.65        21659     21935.44

HOW PERFORMANCE COMPARES
We have changed the Fund's benchmark
index from the Lehman Brothers
Mortgage-Backed Index to the Lehman
Brothers GNMA Index which more closely
resembles the composition of the Fund
and, we believe, is a more appropriate
benchmark for the Fund's holdings. In
order to complete the transition to
the new benchmark, we are providing a
hypothetical comparison of the Fund's
performance since January 7, 1988 with
both its former benchmark and its new
benchmark, the Lehman Brothers GNMA
Index. Both the Lehman
Brothers Mortgage-Backed Index and the Lehman Brothers GNMA Index are unmanaged indices, which are typically used as performance benchmarks for mortgage-backed investments.

As illustrated, the Fund tracked the performance of other GNMA funds. The average of GNMA funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon U.S Government Securities Fund. An initial $10,000 investment in the Fund made on January 7, 1988 would now be worth $19,365 for A Shares. The same investment made in the Lipper GNMA Funds Average would now be worth $20,096. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $20,150*.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost.
                                              ----------------------------------

                                                  U.S. GOVERNMENT SECURITIES FUND
                                                       AVERAGE ANNUAL RETURN
                                             ---------------------------------------
                                                       A SHARES   K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ---------------------------------------
                                               1 Year      5.23%     0.54%      4.57%
                                               ......................................
                                               5 Year      5.60%     4.63%      5.47%
                                               ......................................
                                               Since
                                               Inception    8.03%    7.49%      7.96%
                                               (1/7/88)
                                             ---------------------------------------

Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 19, 1996 combined with actual K Share performance from November 20, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper GNMA Funds Average, the Lehman Brothers Mortgage-Backed Index, nor the Lehman Brothers GNMA Index may be invested in directly. The hypothetical investments in the Lehman Brothers Mortgage-Backed and GNMA indices do not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

                                            QUALITY

                                            Investing Only in U.S.
                                            Government-Backed Securities

                                            The Pacific Horizon U.S. Government
                                            Securities Fund maintains at least a
                                            65% position in GNMA securities and
                                            may invest in other types of
                                            high-quality government-backed
                                            securities. The flexibility to
                                            invest in different types of
                                            securities can help to increase
                                            performance, while diversification
                                            can help to reduce risk. By
                                            investing only in high-quality
                                            government-backed securities, the
                                            Fund may provide the anchor for an
                                            investor's long-range strategy.

       PORTFOLIO COMPOSITION*
    (PERCENTAGE BASED ON ASSETS)

CASH & EQUIVALENTS            1.0
GNMA SECURITIES              99.0

-----------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.

PACIFIC HORIZON
CORPORATE BOND FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                            LIPPER
                                                          CORPORATE        LEHMAN
                                                          DEBT FUNDS      BROTHERS
   MEASUREMENT PERIOD                                     BBB RATED      CORPORATE
 (FISCAL YEAR COVERED)       A SHARES       K SHARES       AVERAGE       BOND INDEX
2/28/87                          9551.5          10000       10000.00       10000.00
2/29/88                          9074.8        9500.92       10456.23          10510
2/28/89                         8647.01        9053.03       11030.06          10995
2/28/90                        10125.14       10600.57       11770.14          12312
2/28/91                         9905.79       10370.94       12918.04          13708
2/29/92                        11565.45       12108.53       14762.20          15724
2/28/93                        12632.83       13226.05       16814.76          17946
2/28/94                        13640.34       14280.86        18255.2          19139
2/28/95                        14176.73       14842.46       18065.84          19409
2/29/96                        16178.72       16938.44       20743.83          22187
2/28/97                        16846.84       17620.48       22165.32          23453

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Corporate Bond
Fund to the Lehman Brothers Corporate
Bond Index, which is an unmanaged
index typically used as a performance
benchmark for corporate debt
investments.
As illustrated, the Fund tracked the
performance of other corporate debt
funds. The average of corporate debt
funds reported by Lipper Analytical
Services, Inc. measures the
performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Corporate Bond Fund. An initial $10,000 investment in the Fund made for the ten year period commencing on February 28, 1987 would now be worth $16,847 for A Shares. The same investment made in the Lipper Corporate Debt Funds BBB Rated Average would now be worth $22,165. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $17,620*.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 19, 1996 combined with actual K Share performance from November 20, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares.

                                              ----------------------------------

                                                       CORPORATE BOND FUND
                                                      AVERAGE ANNUAL RETURN
                                             ---------------------------------------
                                                       A SHARES   K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ---------------------------------------
                                               1 Year      4.13%    -0.56%      4.03%
                                               ......................................

                                               5 Year      7.81%     6.83%      7.79%
                                               ......................................
                                               10 Year     5.84%     5.35%      5.83%
                                             ---------------------------------------

K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Corporate Debt Funds BBB Rated Average, nor the Lehman Brothers Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
CORPORATE BOND FUND
(AS OF FEBRUARY 28, 1997)
The Pacific Horizon Corporate Bond
Fund is a diversified portfolio of
investment-grade corporate debt
obligations and other obligations
issued or guaranteed by the U.S.
Government, its agencies or
instrumentalities. The portfolio
manager's diversification strategy
focuses on industries that are
positioned for growth and companies
that provide high current income
potential consistent with reasonable
investment risk. While the portfolio
is heavily invested in banking and
finance, it is diversified with
investments in telecommunications,
retail and oil.
--------------------------------------------------------------------------------
           MATURITY*

0 E 5 YEARS                     31.4
5 E 10 YEARS                    31.7
> 10 YEARS                      36.9

---------------
* The composition of the Fund's holdings is subject to change.
                                                      DIVERSIFICATION*

BANKING/FINANCE                 32.1
AUTOMOBILES                      7.4
UTILITIES                        3.1
RETAIL                           6.5
TELECOMMUNICATIONS               9.1
FOOD & BEVERAGES                 8.5
TOBACCO                          3.1
INDUSTRIAL                      13.8
INSURANCE                        6.2
OTHER                            7.2
ENTERTAINMENT                    3.0

                                           The manager of the Pacific Horizon
                                           Corporate Bond Fund concentrates on
                                           intermediate-term and longer-term
                                           bonds in the search for high current
                                           income. The Fund's manager seeks to
                                           diversify these holdings among
                                           different maturity ranges with a
                                           focus on the longer end of the
                                           maturity spectrum.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                       LIPPER        LEHMAN
                                                     INTERMEDIATE   BROTHERS
                                                     INVESTMENT    INTERMEDIATE
  MEASUREMENT PERIOD                                    FUNDS      GOVERNMENT/CORPORATE
(FISCAL YEAR COVERED)     A SHARES      K SHARES       AVERAGE     BOND INDEX
1/24/94                         9551.10       10000.00          10000          10000
2/28/94                         9456.02        9891.12        9819.37           9852
8/31/94                         9395.02        9838.56        9626.41           9800
2/28/95                         9660.90       10116.12        9939.23          10066
8/31/95                        10282.74       10767.27       10596.36          10727
2/29/96                        10670.30       11173.09       11000.04          11148
8/31/96                        10569.34       11161.61       10985.88          11203
2/28/97                        11088.51       11596.00       11553.85          11705

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Pacific Horizon Intermediate Bond
Fund to the Lehman Brothers
Intermediate Government/Corporate
Bond Index, which is an unmanaged
index typically used as a performance
benchmark for intermediate term
investments.
As illustrated, the Fund tracked the
performance of other intermediate
bond funds. The average of
intermediate investment funds
reported by Lipper Analytical
Services, Inc.
measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Intermediate Bond Fund. An initial $10,000 investment in the Fund made on January 24, 1994, would now be worth $11,089 for A Shares. The same investment made in the Lipper Intermediate Investment Funds Average would now be worth $11,554. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $11,596.*

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period from March 1, 1996 through November 19, 1996 combined with
                                              ----------------------------------

                                                      INTERMEDIATE BOND FUND
                                                      AVERAGE ANNUAL RETURN
                                             ---------------------------------------
                                                        A SHARES  K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ---------------------------------------
                                               1 Year      3.92%    -0.76%      3.80%
                                               ......................................
                                               3 Year      5.48%     3.88%      5.44%
                                               ......................................

                                               Since
                                               Inception    4.93%    3.39%      4.90%
                                               (1/24/1994)
                                             ---------------------------------------

actual K Share performance from November 20, 1996 through February 28, 1997. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which
 .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Intermediate Investment Funds Average, nor the Lehman Brothers Intermediate Government/Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Intermediate Government/Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF FEBRUARY 28, 1997)
                                            QUALITY
                                            The credit research team at Bank of
                                            America, the Fund's adviser,
                                            monitors debt instruments and issuer
                                            quality to identify fixed-income
                                            securities for the Fund. With its
                                            emphasis on quality, the Fund
                                            invests primarily in securities that
                                            are rated investment grade by an
                                            independent rating service or that
                                            are issued by the U.S. Government.
                                            The security selection process also
                                            depends on information about broad
                                            economic factors that can affect the
                                            bond markets.

--------------------------------------------------------------------------------

FLEXIBILITY
Capitalizing on Changing Markets

The Fund invests in a varied
portfolio of quality bonds in an
effort to protect principal against
sharp price fluctuations and
stabilize net asset value. The
Fund's adviser has great latitude in
deciding how assets are invested
among corporate, government and
mortgage-backed obligations. That
means the Fund enjoys total
flexibility to make the most of
changing market conditions.

Aaa                                68.4
Aa                                  7.7
A                                  23.9

-----------------------------------------------------------
* THE COMPOSITION OF THE FUND'S
  HOLDINGS IS SUBJECT TO CHANGE.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                         MATURITY             PRINCIPAL         VALUE
            DESCRIPTION                 RATE               DATE                AMOUNT         (NOTE 2)
------------------------------------   -------     ---------------------     -----------     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 99.9%
 Government National Mortgage
   Association*.....................    11.50%        2/15/98 to 2/15/00     $    28,606     $    30,420
 Government National Mortgage
   Association*.....................    11.00%        2/15/98 to 9/20/19         657,525         709,795
 Government National Mortgage
   Association*.....................    10.50%       12/15/97 to 4/15/21       2,630,482       2,815,282
 Government National Mortgage
   Association*.....................    10.00%       10/15/98 to 3/15/21       1,075,006       1,154,758
 Government National Mortgage
   Association*.....................     9.50%        3/15/98 to 4/20/06       1,410,469       1,489,991
 Government National Mortgage
   Association*.....................     9.00%        6/15/01 to 6/15/07         386,010         406,588
 Government National Mortgage
   Association*.....................     8.50%      10/15/09 to 12/15/22       5,177,673       5,377,392
 Government National Mortgage
   Association*.....................     8.00%        1/15/20 to 7/15/26      15,435,087      15,748,573
 Government National Mortgage
   Association*.....................     7.50%       4/15/22 to 12/15/25      20,183,567      20,158,874
 Government National Mortgage
   Association*.....................     7.00%       12/15/08 to 8/15/25      14,511,276      14,333,299
 Government National Mortgage
   Association*.....................     6.50%        4/15/26 to 6/15/26      12,786,974      12,143,533
 Government National Mortgage
   Association*.....................     6.00%                  12/15/10         449,998         432,416
                                                                                             -----------
Total U.S. Government Agency
 Obligations
 (Cost $74,658,891).................                                                          74,800,921
                                                                                             -----------
TOTAL INVESTMENTS -- 99.9%
 (COST $74,658,891)(A)..............                                                          74,800,921
Other assets in excess of
 liabilities -- 0.1%................                                                             101,537
                                                                                             -----------
NET ASSETS -- 100.0%................                                                         $74,902,458
                                                                                             ===========

---------------

Percentages indicated are based on net assets of $74,902,458.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.....................................    $  673,667
            Unrealized depreciation.....................................      (531,637)
                                                                            -----------
            Net unrealized appreciation.................................    $  142,030
                                                                            ===========

* Mortgage-backed pass-through obligation.

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                       MOODY'S/
                                      S&P RATINGS                 MATURITY      PRINCIPAL         VALUE
            DESCRIPTION               (UNAUDITED)      RATE         DATE          AMOUNT        (NOTE 2)
-----------------------------------   -----------     -------     ---------     ----------     -----------
ASSET-BACKED SECURITIES -- 4.0%
 The Money Store Home Equity Trust,
   Series 1996-B ..................     Aaa/AAA         7.38%       5/15/17     $1,300,000     $ 1,320,982
                                                                                               -----------
Total Asset-Backed Securities
 (Cost $1,299,484) ................                                                              1,320,982
                                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.0%
 Prudential Mortgage Cap ..........     Aaa/AAA        11.58%      12/15/13          3,830           3,830
                                                                                               -----------
Total Collateralized Mortgage
 Obligation (Cost $3,825) .........                                                                  3,830
                                                                                               -----------
COMMERCIAL PAPER -- DISCOUNT -- 3.0%
 Philip Morris Co., Inc. ..........      A1/P1          5.36%        3/3/97      1,000,000         999,702
                                                                                               -----------
Total Commercial Paper -- Discount
 (Cost $999,702)...................
CORPORATE OBLIGATIONS -- 66.1%
BANKING -- 13.6%
 ABN-AMRO Bank NV .................     Aa2/AA-         7.75%       5/15/23      1,350,000       1,369,232
 Chase Manhattan Corp. ............      A1/A-          8.13%       6/15/02      1,000,000       1,054,587
 Comerica Bank ....................      A2/A-          8.38%       7/15/24      1,000,000       1,043,552
 Midland Bank PLC .................      A1/A           7.63%       6/15/06      1,000,000       1,025,938
                                                                                               -----------
                                                                                                 4,493,309
                                                                                               -----------
BEVERAGES -- 2.9%
 Anheuser Busch Cos., Inc. ........     A1/AA-          7.00%       12/1/25      1,000,000         947,997
                                                                                               -----------
DIVERSIFIED -- 6.0%
 Allied Signal Corp. ..............      A2/A           9.50%        6/1/16        719,000         869,047
 Eaton Corp. ......................      A2/A           8.90%       8/15/06      1,000,000       1,125,400
                                                                                               -----------
                                                                                                 1,994,447
                                                                                               -----------
ENTERTAINMENT -- 3.0%
 Walt Disney Co. ..................      A2/A           6.75%       3/30/06      1,000,000         983,823
                                                                                               -----------
FOOD & KINDRED PRODUCTS -- 5.6%
 ConAgra, Inc. ....................    Baa2/BBB         9.75%        3/1/21      1,500,000       1,839,682
                                                                                               -----------
INSURANCE -- 3.2%
 Commercial Credit ................      A1/A+          7.88%        2/1/25      1,000,000       1,071,115
                                                                                               -----------
RADIO & TELEVISION -- 9.0%
 British Telecom Finance ..........     Aa1/AAA         9.63%       2/15/19      1,300,000       1,427,642
 Tele-Communications, Inc. ........    Ba1/BBB-         9.88%       6/15/22      1,400,000       1,554,032
                                                                                               -----------
                                                                                                 2,981,674
                                                                                               -----------
RENTAL & LEASE EQUIPMENT -- 7.6%
 Hertz Corp. ......................      A3/A-          7.38%       6/15/01      1,000,000       1,021,617
 International Lease Finance ......      A1/A+          6.20%        5/1/00      1,500,000       1,482,301
                                                                                               -----------
                                                                                                 2,503,918
                                                                                               -----------

---------------
See Notes to Financial Statements.

                                       MOODY'S/
                                      S&P RATINGS                 MATURITY      PRINCIPAL         VALUE
            DESCRIPTION               (UNAUDITED)      RATE         DATE          AMOUNT        (NOTE 2)
-----------------------------------                                             ----------     -----------
BROKERAGE SERVICES -- 12.1%
 Goldman Sachs Group ..............      A1/A+          7.13%        3/1/03     $1,500,000     $ 1,503,952
 Lehman Brothers ..................     Baa1/A          5.75%      11/15/98      1,000,000         989,855
 Merrill Lynch & Co., Inc. ........     Aa3/AA-         7.00%       3/15/06      1,500,000       1,500,764
                                                                                               -----------
                                                                                                 3,994,571
                                                                                               -----------
UTILITIES -- 3.1%
 Pacific Gas & Electric ...........      A3/A-          7.88%        4/8/14      1,000,000       1,024,062
                                                                                               -----------
Total Corporate Obligations
 (Cost $21,142,332) ...............                                                             21,834,598
                                                                                               -----------
MEDIUM TERM NOTES -- 22.7%
AUTOMOBILES -- 7.3%
 Ford Motor Credit Co. ............      A1/A+          5.75%       1/25/01      1,000,000         969,517
 General Motors Acceptance Corp. ..      A3/A           6.50%       4/25/00      1,450,000       1,444,857
                                                                                               -----------
                                                                                                 2,414,374
                                                                                               -----------
FINANCIAL SERVICES -- 6.1%
 Associates Corp. N.A. ............     Aa3/AA-         6.95%        8/1/02      1,000,000       1,004,019
 Countrywide Funding Corp. ........      A3/A           6.54%       4/14/00      1,000,000         996,337
                                                                                               -----------
                                                                                                 2,000,356
                                                                                               -----------
INSURANCE -- 2.9%
 UNUM Corp. .......................      A1/A+          5.88%      10/15/03      1,000,000         941,489
                                                                                               -----------
RETAIL -- 6.4%
 J.C. Penney & Co. ................      A2/A           6.50%      12/15/07      1,000,000         946,397
 Sears Roebuck & Co. ..............      A2/A-          8.53%        3/1/02      1,100,000       1,181,035
                                                                                               -----------
                                                                                                 2,127,432
                                                                                               -----------
Total Medium Term Notes
 (Cost $7,354,043) ................                                                              7,483,651
                                                                                               -----------
MUNICIPAL BOND -- 3.1%
 New York City General
   Obligation .....................    Baa1/BBB+       10.25%        6/1/97      1,000,000       1,008,882
                                                                                               -----------
Total Municipal Bond
 (Cost $1,005,637) ................
TOTAL INVESTMENTS -- 98.9% ........                                                             32,651,645
 (COST $31,805,023)(A)
Other assets in excess of
 liabilities -- 1.1% ..............                                                                375,847
                                                                                               -----------
NET ASSETS -- 100% ................                                                            $33,027,492
                                                                                               ===========

---------------

Percentages indicated are based on net assets of $33,027,492.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation ...................................    $1,014,861
            Unrealized depreciation ...................................      (168,239)
                                                                           -----------
            Net unrealized appreciation ...............................    $  846,622
                                                                           ===========

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $74,658,891)...............   $74,800,921
  Cash.................................................................       164,663
  Interest receivable..................................................       474,223
  Receivable for capital shares sold...................................        79,786
  Prepaid expenses.....................................................         7,699
                                                                          -----------
Total Assets...........................................................    75,527,292
                                                                          -----------
LIABILITIES:
  Dividends payable....................................................       420,654
  Payable for capital shares redeemed..................................        74,672
  Investment advisory fees payable.....................................         4,076
  Administration fees payable..........................................         2,316
  Shareholder service fees payable (A Shares)..........................        14,520
  Shareholder service fees payable (K Shares)..........................            88
  12b-1 fees (K Shares)................................................           404
  Transfer agent fees payable..........................................        42,213
  Audit fees payable...................................................        30,031
  Legal fees payable...................................................           629
  Other accrued expenses...............................................        35,231
                                                                          -----------
Total liabilities......................................................       624,834
                                                                          -----------
NET ASSETS.............................................................   $74,902,458
                                                                          ===========
Net Assets:
  A Shares.............................................................   $74,484,639
  K Shares.............................................................       417,819
                                                                          -----------
Total..................................................................   $74,902,458
                                                                          ===========
Shares Outstanding ($0.001 par value, 300 million shares authorized):
  A Shares.............................................................     8,009,635
  K Shares.............................................................        44,919
                                                                          -----------
Total..................................................................     8,054,554
                                                                          -----------
NET ASSET VALUE
  A Shares -- redemption price per share...............................         $9.30
                                                                                 ====
  Maximum Sales Charge (A Shares)......................................         4.50%
  Maximum Offering Price (A Shares)
    (Net Asset Value of A Shares/(100% -- Maximum Sales Charge)).......         $9.74
                                                                                 ====
  K Shares -- offering price per share.................................         $9.30
                                                                                 ====
COMPOSITION OF NET ASSETS:
  Shares of common stock at par........................................   $     8,054
  Additional paid-in capital...........................................    85,163,245
  Distributions in excess of net investment income.....................      (421,869)
  Accumulated net realized (losses) on investment transactions.........    (9,989,002)
  Net unrealized appreciation on investments...........................       142,030
                                                                          -----------
NET ASSETS, FEBRUARY 28, 1997..........................................   $74,902,458
                                                                          ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $31,805,023)................   $32,651,645
  Cash..................................................................        82,811
  Interest receivable...................................................       636,103
  Receivable for capital shares sold....................................         2,574
  Prepaid expenses......................................................         7,387
                                                                           -----------
Total Assets............................................................    33,380,520
                                                                           -----------
LIABILITIES:
  Dividends payable.....................................................       154,511
  Payable for capital shares redeemed...................................        94,762
  Shareholder service fees payable (A Shares)...........................        19,207
  12b-1 fees (K Shares).................................................            90
  Transfer agent fees...................................................        21,198
  Audit fees payable....................................................        27,336
  Other accrued expenses................................................        35,924
                                                                           -----------
Total Liabilities.......................................................       353,028
                                                                           -----------
NET ASSETS..............................................................   $33,027,492
                                                                           ===========
Net Assets
  A Shares..............................................................   $32,790,157
  K Shares..............................................................       237,335
                                                                           -----------
Total...................................................................   $33,027,492
                                                                           ===========
Shares Outstanding ($0.001 par value, 150 million shares authorized):
  A Shares..............................................................     2,076,625
  K Shares..............................................................        15,023
                                                                           -----------
Total...................................................................     2,091,648
                                                                           ===========
NET ASSET VALUE
  A Shares -- redemption price per share................................        $15.79
                                                                                 =====
  Maximum Sales Charge (A Shares).......................................          4.50%
  Maximum Offering Price (A Shares)
    (Net Asset Value of A Shares/(100% -- Maximum Sales Charge))........        $16.56
                                                                                 =====
  K Shares -- offering price per share..................................        $15.80
                                                                                 =====
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par........................................   $     2,092
  Additional paid-in capital............................................    38,932,139
  Accumulated net realized (losses) on investment transactions..........    (6,753,361)
  Net unrealized appreciation on investments............................       846,622
                                                                           -----------
NET ASSETS, FEBRUARY 28, 1997...........................................   $33,027,492
                                                                           ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..............................................................   $5,635,763
                                                                           ----------
EXPENSES:
  Investment advisory fees..............................................      283,471
  Administration fees...................................................      162,212
  Shareholder service fees (A Shares)...................................      202,413
  Shareholder service fees (K Shares)...................................          170
  12b-1 fees (K Shares).................................................          510
  Custodian and fund accounting fees....................................       88,876
  Transfer agent fees...................................................      119,737
  Legal fees............................................................        1,319
  Reports to shareholders...............................................       54,527
  Other expenses........................................................       97,388
                                                                           ----------
    Total Expenses......................................................    1,010,623
Less: Fee waivers and reimbursements....................................     (305,250)
     Expenses paid by third parties.....................................      (15,267)
                                                                           ----------
Total Net Expenses......................................................      690,106
                                                                           ----------
NET INVESTMENT INCOME...................................................    4,945,657
                                                                           ----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized losses on investment transactions........................   (1,656,989)
  Net change in unrealized appreciation on investments..................      682,024
                                                                           ----------
Net realized/unrealized (losses) on investments.........................     (974,965)
                                                                           ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $3,970,692
                                                                           ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I -- Corporate
  Bond Portfolio (a):
  Interest...............................................................   $1,124,596
  Expenses...............................................................      116,052
  Less: Fee waivers and expense reimbursements...........................      (77,178)
                                                                            -----------
                                                                                38,874
Net Investment Income from Master Investment Trust, Series I -- Corporate
  Bond Portfolio:........................................................    1,085,722
  Interest...............................................................    1,149,030
                                                                            -----------
Total Income.............................................................    2,234,752
                                                                            -----------
EXPENSES:
  Investment advisory fees...............................................       70,991
  Administration fees....................................................       54,670
  Shareholder service fees (A and K Shares)..............................       77,972
  12b-1 fees (K Shares)..................................................          284
  Custodian and fund accounting fees.....................................       36,510
  Transfer agent fees....................................................       71,692
  Audit fees.............................................................       25,690
  Legal fees.............................................................        7,400
  Organization costs.....................................................       22,969
  Registration and filing fees...........................................       44,952
  Printing costs.........................................................       53,093
  Other expenses.........................................................          414
                                                                            -----------
    Total Expenses.......................................................      466,639
Less: Fee waivers and reimbursements.....................................     (109,799)
                                                                            -----------
Total Net Expenses.......................................................      356,840
                                                                            -----------
NET INVESTMENT INCOME....................................................    1,877,912
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investment transactions..........................       63,577
  Net change in unrealized depreciation on investments...................     (691,865)
                                                                            -----------
Net realized/unrealized (losses) on investments..........................     (628,288)
                                                                            -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................   $1,249,624
                                                                            ===========

---------------

(a) On September 1, 1996, the Corporate Bond Fund withdrew its investment from the Master Investment Trust, Series I and invested directly in investment securities.

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                                         -----------------------------
                                                         FEBRUARY 28,    FEBRUARY 29,
                                                             1997            1996
                                                         ------------    -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................   $  4,945,657    $   5,736,176
  Net realized gain (loss) on investment
    transactions......................................     (1,656,989)       2,942,308
  Net changes in unrealized appreciation/depreciation
    on investments....................................        682,024       (1,443,927)
                                                         ------------    -------------
Change in net assets resulting from operations........      3,970,692        7,234,557
                                                         ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares..........................................     (4,941,264)      (5,736,176)
    K Shares (a)......................................         (4,394)              --
  Excess of net investment income
    A Shares..........................................       (183,185)         (70,303)
  Tax return of capital
    A Shares..........................................       (126,969)        (295,885)
    K Shares..........................................           (712)              --
                                                         ------------    -------------
Change in net assets from shareholder distributions...     (5,256,524)      (6,102,364)
                                                         ------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................      8,846,354      117,170,124
  Dividends reinvested................................      3,659,415        4,090,811
  Cost of shares redeemed.............................    (25,808,410)    (120,256,427)
                                                         ------------    -------------
Change in net assets from capital share
  transactions........................................    (13,302,641)       1,004,508
                                                         ------------    -------------
Change in net assets..................................    (14,588,473)       2,136,701
NET ASSETS:
  Beginning of year...................................     89,490,931       87,354,230
                                                         ------------    -------------
  End of year.........................................   $ 74,902,458    $  89,490,931
                                                         ============    =============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     YEAR ENDED
                                                             --------------------------
                                                              FEBRUARY       FEBRUARY
                                                                 28,            29,
                                                                1997           1996
                                                             -----------    -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...................................   $ 1,877,912    $ 1,964,098
  Net realized gains on investment transactions...........        63,577      1,346,714
  Net change in unrealized appreciation on investments....      (691,865)       885,897
                                                             -----------    -----------
Change in net assets from operations......................     1,249,624      4,196,709
                                                             -----------    -----------
DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Net investment income
    A Shares..............................................    (1,874,744)    (1,964,098)
    K Shares (a)..........................................        (3,168)            --
  Excess of net investment income
    A Shares..............................................            --        (95,000)
                                                             -----------    -----------
Change in net assets from shareholder distributions.......    (1,877,912)    (2,059,098)
                                                             -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.............................     8,896,314      4,789,390
  Dividends reinvested....................................       623,621        566,762
  Cost of shares redeemed.................................    (8,251,569)    (6,478,258)
                                                             -----------    -----------
Change in net assets from capital share transactions......     1,268,366     (1,122,106)
                                                             -----------    -----------
Change in net assets......................................       640,078      1,015,505
NET ASSETS:
  Beginning of year.......................................    32,387,414     31,371,909
                                                             -----------    -----------
  End of year.............................................   $33,027,492    $32,387,414
                                                             ===========    ===========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investment in Master Investment Trust, Series I --
    Investment Grade Bond Portfolio, at value.........................   $23,301,598
  Receivable from Administrator.......................................        12,319
  Deferred organization costs and prepaid expenses....................        15,684
                                                                         -----------
Total Assets..........................................................    23,329,601
                                                                         -----------
LIABILITIES:
  Reports to shareholders expenses payable............................        19,389
  Fund accounting fees and expenses payable...........................        12,781
  Audit fees payable..................................................        12,517
  Transfer agent fees payable.........................................         7,568
  Other accrued expenses..............................................         8,325
                                                                         -----------
Total Liabilities.....................................................        60,580
                                                                         -----------
NET ASSETS............................................................   $23,269,021
                                                                         ===========
Net Assets:
  A Shares............................................................   $22,936,555
  K Shares............................................................       332,466
                                                                         -----------
Total.................................................................   $23,269,021
                                                                         ===========
Shares Outstanding ($0.001 par value, 150 million shares authorized)
  A Shares............................................................     2,403,740
  K Shares............................................................        34,851
                                                                         -----------
Total.................................................................     2,438,591
                                                                         ===========
NET ASSET VALUE
  A Shares -- redemption price per share..............................         $9.54
                                                                                ====
  Maximum Sales Charge (A Shares).....................................         4.50%
  Maximum Offering Price (A Shares)
  (Net Asset Value of A Shares/(100%-Maximum Sales Charge))...........         $9.99
                                                                                ====
  K Shares -- offering price per share................................         $9.54
                                                                                ====
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par......................................   $     2,439
  Additional paid-in capital..........................................    23,550,900
  Accumulated undistributed net investment income.....................         4,095
  Accumulated net realized (losses) on investment transactions........      (160,488)
  Net unrealized depreciation on investments..........................      (127,925)
                                                                         -----------
NET ASSETS, FEBRUARY 28, 1997.........................................   $23,269,021
                                                                         ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I--
  Investment Grade Bond Portfolio:
  Interest Income.......................................................   $1,000,293
  Expenses..............................................................   $  105,287
  Less: Fee waivers and expense reimbursements..........................      (49,409)
                                                                            ---------
                                                                               55,878
Net Investment Income from Master Investment Trust, Series I--Investment
  Grade Bond Portfolio..................................................      944,415
                                                                            ---------
EXPENSES:
  Registration fees.....................................................       54,579
  Shareholder service fees (A Shares)...................................       40,161
  Shareholder service fees (K Shares)...................................          116
  12b-1 fees (K Shares).................................................          401
  Administration fees...................................................       24,165
  Transfer agent fees...................................................       24,581
  Fund accounting fees and expenses.....................................       34,796
  Reports to shareholders...............................................       30,151
  Amortization of organization costs....................................       29,930
  Audit fees............................................................       10,042
  Legal fees............................................................        1,616
  Directors' fees.......................................................          216
  Other operating expenses..............................................        2,070
                                                                            ---------
    Total Expenses......................................................      252,824
Less: Fee waivers and reimbursements....................................     (187,292)
                                                                            ---------
Total Net Expenses......................................................       65,532
                                                                            ---------
NET INVESTMENT INCOME...................................................      878,883
                                                                            ---------
REALIZED/UNREALIZED (LOSSES) ON INVESTMENTS FROM MASTER INVESTMENT
  TRUST, SERIES I--INVESTMENT GRADE BOND PORTFOLIO
  Net realized (losses) on investment transactions......................     (159,361)
  Net change in unrealized depreciation on investments..................      (86,639)
                                                                            ---------
Net realized/unrealized (losses) on investments from Master investment
  Trust Series I--Investment Grade Bond Portfolio.......................     (246,000)
                                                                            ---------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $  632,883
                                                                            =========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                                            --------------------------
                                                             FEBRUARY       FEBRUARY
                                                                28,            29,
                                                               1997           1996
                                                            -----------    -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..................................   $   878,883    $   406,486
  Net realized gain (loss) on investment transactions....      (159,361)       154,841
  Net change in unrealized depreciation on investments...       (86,639)       (58,037)
                                                            -----------    -----------
  Change in net assets resulting from operations.........       632,883        503,290
                                                            -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares.............................................      (874,813)      (406,485)
    K Shares (a).........................................        (4,070)            --
  Net realized gains from investment transactions
    A Shares.............................................       (93,821)       (26,279)
    K Shares (a).........................................            (7)            --
                                                            -----------    -----------
Change in net assets from shareholder distributions......      (972,711)      (432,764)
                                                            -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued............................    16,917,463     12,184,154
  Dividends reinvested...................................       488,201        273,214
  Cost of shares redeemed................................    (6,976,214)    (1,312,597)
                                                            -----------    -----------
Change in net assets from capital share transactions.....    10,429,450     11,144,771
                                                            -----------    -----------
Change in net assets.....................................    10,089,622     11,215,297
NET ASSETS:
  Beginning of year......................................    13,179,399      1,964,102
                                                            -----------    -----------
  End of year............................................   $23,269,021    $13,179,399
                                                            ===========    ===========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon U.S. Government Securities Fund (the "U.S. Government Securities Fund"), the Pacific Horizon Corporate Bond Fund (the "Corporate Bond Fund") and the Pacific Horizon Intermediate Bond Fund (the "Intermediate Bond Fund"), collectively "the Funds", individually "the Fund". The Funds offer A Shares and effective July 22, 1996 began offering K Shares. A Shares have a Shareholder Services Plan while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The U.S. Government Securities Fund seeks to provide investors with a high level of current income, consistent with preservation of capital. The U.S. Government Securities Fund does so by investing primarily in instruments issued by the Government National Mortgage Association. The Corporate Bond Fund seeks to provide investors with high current income consistent with reasonable investment risk. The Corporate Bond Fund invests primarily in a diversified portfolio of investment grade corporate debt securities. The Intermediate Bond Fund seeks to achieve its investment objective by investing substantially all of its assets in the Investment Grade Bond Portfolio (the "Portfolio") of the Master Investment Trust, Series I (the "Trust"), an open-end management investment company, that has the same investment objectives as that of the Fund. The value of the Intermediate Bond Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Intermediate Bond Fund's proportionate beneficial interest in the net assets of the Portfolio (16.7% at February 28, 1997). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

    Prior to September 1, 1996, the Corporate Bond Fund sought to achieve its investment objective by investing substantially all of its assets in the Corporate Bond Portfolio of the Trust, which had the same investment objective as that of the Fund. Effective September 1, 1996, the Fund withdrew its investment in the Corporate Bond Portfolio and began investing its assets directly in investment securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the U.S. Government Securities Fund and the Corporate Bond Fund's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, serves as the Funds' administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS serves as the distributor of the Funds' shares. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS serves as transfer agent and dividend disbursing agent of the Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The U.S. Government Securities Fund and the Corporate Bond Fund value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Funds may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

    The valuation of securities of the Intermediate Bond Fund's investment in the Portfolio is discussed in Note 2 to the Portfolio's financial statements.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The U.S. Government Securities Fund and Corporate Bond Fund record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

    The Intermediate Bond Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Intermediate Bond Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight-line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent net realized gains can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                  ACCUMULATED
                                                 UNDISTRIBUTED        ACCUMULATED NET
                                                 NET INVESTMENT     REALIZED GAIN/(LOSS)
                                                     INCOME            ON INVESTMENTS
                                                 --------------     --------------------
U.S. Government Securities Fund...............      $106,874              $ (6,926)
Corporate Bond Fund...........................        66,324               738,059
Intermediate Bond Fund........................         4,095                (4,095)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    At February 28, 1997, the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund had the following net capital loss carryovers:

                                                             CAPITAL LOSS     EXPIRATION
                           FUND                               CARRYOVER          DATE
----------------------------------------------------------   ------------     ----------
U.S. Government Securities................................    $8,325,087         2003
                                                               1,663,915         2005
                                                             ------------
                                                              $9,989,002
                                                             ===========
Corporate Bond Fund.......................................    $  442,467         1998
                                                               5,401,993         1999
                                                                 882,649         2003
                                                             ------------
                                                              $6,727,109
                                                             ===========
Intermediate Bond Fund....................................    $  160,488         2005
                                                             ===========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year the Corporate Bond Fund utilized $89,829 of its available capital loss carryover to offset realized capital gains for federal income tax purposes, while capital loss carryovers of $738,058 expired.

    Capital losses incurred after October 31 for the Funds' are deemed to arise on the first business day of the following fiscal year for tax purposes. The Corporate Bond Fund has incurred and will elect to defer such capital losses of $26,252 after October 31, 1996.

OTHER:

    The U.S. Government Securities Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1997, custodian fees and expenses paid by third parties were increased by $15,267. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The U.S. Government Securities Fund and Corporate Bond Fund have an Investment Advisory Agreement with Bank of America and the Funds have an Administration Agreement with BISYS and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the U.S. Government Securities Fund and Corporate Bond Fund, which is accrued daily and payable monthly, at an annual rate of 0.35% and 0.45% of the U.S. Government Securities Fund's and Corporate Bond Fund's respective average daily net assets. For the year ended February 28, 1997, Bank of America agreed to waive $134,763 and $129,971 for the U.S. Government Securities Fund and Corporate Bond Fund, respectively. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.20%, 0.15% and 0.15% of the average daily net assets of the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively. For the year ended February 28, 1997, BISYS agreed to waive $77,220, $56,709 and $24,165 of its fee as Administrator for the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund, respectively. For the same period, Bank of America and BISYS reimbursed $93,097, $297 and $146,716 of operating expenses of the U.S. Government Securities Fund, Corporate Bond Fund and Intermediate Bond Fund, respectively.

    For the year ended February 28, 1997, the Distributor advised the Funds that it retained $19,990, $11,522, and $10,026, respectively, from commissions earned on sales of the U.S. Government Securities Fund, the Corporate Bond Fund and the Intermediate Bond Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $161,482, $90,340, and $82,259 from commissions earned on sales of shares of the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays the Distributor for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28,

1997, the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund incurred charges of $202,413, $77,972, and $40,161, respectively, pursuant to the Plan. The Funds were advised that of these amounts, the Distributor retained $7,966, $54,333, and $1,045, from the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively, and affiliates of Bank of America retained $185,292, $9,525, and $18,409, respectively. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the year ended February 28, 1997, BISYS waived $16,286 for the Intermediate Bond Fund.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1997, $170 and $125 of shareholder services and administrative services were waived by the U.S. Government Securities Fund and the Intermediate Bond Fund, respectively.

    BISYS Ohio serves the Funds as transfer agent and dividend disbursing agent. In these capacities, BISYS Ohio earned $119,737, $71,692, and $24,581 from the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund, respectively, for the year ended February 28, 1997. For the period January 1, 1996 to December 31, 1996, BISYS Ohio agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Funds would have incurred additional costs of $28,865, $20,039, and $9,171 for the U.S. Government Securities Fund, Corporate Bond Fund, and the Intermediate Bond Fund, respectively.

    For the year ended February 28, 1997, the U.S. Government Securities Fund, Corporate Bond Fund, and Intermediate Bond Fund incurred legal charges totaling $1,319, $7,400, and $1,616, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company received an additional $40,000 per year through February 28, 1997, in consideration of his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs pursuant to the Retirement Plan amounted to $1,095 and $7, for the U.S. Government Securities Fund and Intermediate Bond Fund, respectively, for the year ended February 28, 1997.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1997, the cost of purchases and the proceeds from sales of U.S. Government Securities Fund portfolio securities (excluding short-term investments) amounted to $89,458,415 and $92,937,277, respectively. The cost of purchases and the proceeds from sales of Corporate Bond Fund portfolio securities (excluding short-term investments) amounted to $19,201,349 and $17,465,309, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                                                           U.S. GOVERNMENT SECURITIES FUND
                                                  --------------------------------------------------
                                                        YEAR ENDED                 YEAR ENDED
                                                     FEBRUARY 28, 1997          FEBRUARY 29, 1996
                                                  -----------------------    -----------------------
                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                  ---------    ----------    ---------    ----------
A Shares (000's)
 Issued.........................................        909    $    8,426       11,393    $  117,170
 Reinvested.....................................        394         3,657          433         4,091
 Redeemed.......................................     (2,780)      (25,808)     (11,722)     (120,256)
                                                  ---------    ----------    ---------    ----------
Net increase/(decrease).........................     (1,477)   $  (13,725)         104    $    1,005
                                                  =========    ==========    =========    ==========
K Shares (a)
 Issued.........................................     44,725    $  420,128           --    $       --
 Reinvested.....................................        244         2,282           --            --
 Redeemed.......................................        (50)         (465)          --            --
                                                  ---------    ----------    ---------    ----------
Net increase....................................     44,919    $  421,945           --    $       --
                                                  =========    ==========    =========    ==========

                                                                 CORPORATE BOND FUND
                                                 ---------------------------------------------------
                                                       YEAR ENDED                  YEAR ENDED
                                                    FEBRUARY 28, 1997          FEBRUARY 29, 1996
                                                 -----------------------    ------------------------
                                                  SHARES        AMOUNT        SHARES        AMOUNT
                                                 ---------    ----------    ----------    ----------
A Shares (000's)
 Issued........................................        549    $    8,657           299    $    4,789
 Reinvested....................................         40           622            33           567
 Redeemed......................................       (525)       (8,251)         (406)       (6,478)
                                                 ---------    ----------     ---------    ----------
Net increase/(decrease)........................         64    $    1,028           (74)   $   (1,122)
                                                 =========    ==========     =========    ==========
K Shares (a)
 Issued........................................     14,923    $  238,773            --    $       --
 Reinvested....................................        135         2,144            --            --
 Redeemed......................................        (35)         (561)           --            --
                                                 ---------    ----------     ---------    ----------
Net increase...................................     15,023    $  240,356            --    $       --
                                                 =========    ==========     =========    ==========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

                                                                 INTERMEDIATE BOND FUND
                                                  -----------------------------------------------------
                                                         YEAR ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 1997            FEBRUARY 29, 1996
                                                  ------------------------     ------------------------
                                                   SHARES         AMOUNT        SHARES         AMOUNT
                                                  ---------     ----------     ---------     ----------
A Shares (000's)
 Issued........................................       1,730     $   16,588         1,249     $   12,184
 Reinvested....................................          51            485            28            273
 Redeemed......................................        (728)        (6,976)         (134)        (1,312)
                                                  ---------     ----------     ---------     ----------
Net increase...................................       1,053     $   10,097         1,143     $   11,145
                                                  =========     ==========     =========     ==========
K Shares (a)
 Issued........................................      34,567     $  329,738            --     $       --
 Reinvested....................................         285          2,728            --             --
 Redeemed......................................          (1)            (1)           --             --
                                                  ---------     ----------     ---------     ----------
Net increase...................................      34,851     $  332,465            --     $       --
                                                  =========     ==========     =========     ==========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    During the year ended February 28, 1997, the Funds declared long-term capital distributions in the following amounts:

Intermediate Bond Fund.....................................................   $14,797

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                   ---------------------------------------------------------------------
                                   FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                      28,            29,            28,            28,            28,
                                    1997(B)         1996           1995           1994           1993
                                   ---------      ---------      ---------      ---------      ---------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...............  $   9.43       $   9.31       $   9.85       $  10.21       $  10.22
                                   --------       --------       --------       --------       --------
Income from Investment
 Operations:
 Net investment income...........      0.59           0.61           0.55           0.45           0.70
 Net realized and unrealized
   gains (losses) on investment
   transactions..................     (0.12)          0.16          (0.54)         (0.11)          0.37
                                   --------       --------       --------       --------       --------
Total income from investment
 operations......................      0.47           0.77           0.01           0.34           1.07
                                   --------       --------       --------       --------       --------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........     (0.59)         (0.61)         (0.52)         (0.45)         (0.70)
 Distributions to shareholders
   from net realized gains on
   investment transactions.......        --          (0.01)            --          (0.16)         (0.38)
 Tax return of capital...........     (0.01)         (0.03)         (0.03)         (0.09)
                                   --------       --------       --------       --------       --------
Total Dividends and
 Distributions:..................     (0.60)         (0.65)         (0.55)         (0.70)         (1.08)
                                   --------       --------       --------       --------       --------
Net change in net asset value per
 share...........................     (0.13)          0.12          (0.54)         (0.36)         (0.01)
                                   --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
 YEAR............................  $   9.30       $   9.43       $   9.31       $   9.85       $  10.21
                                   ========       ========       ========       ========       ========
Total return (excludes sales
 charge).........................      5.23%          8.47%          0.30%          3.40%         10.92%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (000).........................  $ 74,485       $ 89,491         87,354       $157,984       $119,127
 Ratio of expenses to average net
   assets........................      0.85%          1.15%          1.15%          0.96%          0.51%
 Ratio of net investment income
   to average net assets.........      6.11%          6.36%          5.57%          4.45%          6.80%
 Ratio of expenses to average net
   assets*.......................      1.25%**        1.26%**          (a)          1.00%          1.10%
 Ratio of net investment income
   to average net assets*........      5.71%          6.28%            (a)          4.41%          6.21%
 Portfolio turnover rate.........        94%           137%           189%           255%           252%

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the years ended February 28, 1997 and February 29, 1996, the
    Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) There were no waivers or reimbursements during the period.
(b) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                         PERIOD ENDED
                                                                         FEBRUARY 28,
                                                                           1997(A)
                                                                         ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........................      $ 9.22
                                                                          --------
Income from Investment Operations:
  Net investment income...............................................        0.35
  Net realized and unrealized gains on investment transactions........        0.08
                                                                          --------
Total income from investment operations...............................        0.43
Less dividends to shareholders from net investment income.............       (0.35)
                                                                          --------
Net change in net asset value per share...............................        0.08
                                                                          --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............................      $ 9.30
                                                                          ========
Total return..........................................................        4.75%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).....................................      $  418
  Ratio of expenses to average net assets.............................        1.35%(c)
  Ratio of net investment income to average net assets................        6.11%(c)
  Ratio of expenses to average net assets*............................        2.06%(c)**
  Ratio of net investment income to average net assets*...............        5.73%(c)
  Portfolio turnover rate.............................................          94%

---------------

 * During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** During the years ended February 28, 1997 and February 29, 1996, the
    Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Not annualized.
(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                 FOR THE
                                                                 PERIOD
                                                                 OCTOBER
                                                                   1,
                                         YEAR ENDED               1994                       YEAR ENDED
                                  ------------------------       THROUGH       ---------------------------------------
                                  FEBRUARY       FEBRUARY       FEBRUARY       SEPTEMBER      SEPTEMBER      SEPTEMBER
                                     28,            29,            28,            30,            30,            30,
                                    1997          1996(A)         1995          1994(B)        1993(C)        1992(C)
                                  ---------      ---------      ---------      ---------      ---------      ---------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR..............  $  16.09       $  15.03       $  14.86       $  16.94       $  16.12       $  15.22
                                  --------       --------       --------       --------       --------
Income from Investment
 Operations
 Net investment income..........      0.93           0.98           0.45           1.58           1.34           1.48
 Net realized and unrealized
   gains/(losses) on investment
   transactions.................     (0.30)          1.11           0.17          (2.06)          0.82           0.95
                                  --------       --------       --------       --------       --------
Total income/(loss) from
 investment operations..........      0.63           2.09           0.62          (0.48)          2.16           2.43
                                  --------       --------       --------       --------       --------
Less Dividends and
 Distributions:
 Dividends to shareholders from
   net investment income........     (0.93)         (0.98)         (0.45)         (1.58)         (1.34)         (1.53)
 Distributions to shareholders
   from net realized gains on
   investment transactions......        --          (0.05)            --          (0.02)            --             --
                                  --------       --------       --------       --------       --------
Total Dividends and
 Distributions..................     (0.93)         (1.03)         (0.45)         (1.60)          1.34          (1.53)
                                  --------       --------       --------       --------       --------
Net change in net asset value
 per share......................     (0.30)          1.06           0.17          (2.08)          0.82           0.90
                                  --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END
 OF YEAR........................  $  15.79       $  16.09       $  15.03       $  14.86       $  16.94       $  16.12
                                  ========       ========       ========       ========       ========
Total return (excludes sales
 charge)........................      4.13%         14.12%          4.26%         (2.29%)         7.05%         13.36%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (000)........................  $ 32,842       $ 32,387       $ 31,372       $ 33,046       $ 46,999       $ 44,642
 Ratio of expenses to average
   net assets*..................      1.27%          1.33%          1.04%(d)       0.91%          1.02%          1.09%
 Ratio of net investment income
   to average net assets*.......      6.01%          6.12%          7.32%(d)       7.85%          8.14%          9.42%
 Portfolio turnover rate **.....        59%           N/A            N/A            N/A         154.34%        251.97%

---------------

 * Reflects the Fund's proportionate share of the Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Advisor and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.61% for the period ended February 28, 1997 and 0.90% (annualized) for the periods ended February 29, 1996 and February 28, 1995 and 0.16% for the period ended February 28, 1994, respectively.
 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(b) Includes the results of operations of Bunker Hill Income Securities, Inc. and the Fund.
(c) The financial highlights for the years ended September 30, 1993 and 1992 are for the Bunker Hill Income Securities Inc., a closed-end fund.
(d) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CORPORATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                         PERIOD ENDED
                                                                         FEBRUARY 28,
                                                                           1997(A)
                                                                         ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........................      $15.56
                                                                          --------
Income from Investment Operations Net investment income...............        0.53
  Net realized and unrealized gains on investment transactions........        0.24
                                                                          --------
Total income from investment operations...............................        0.77
                                                                          --------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income................       (0.53)
  Distributions to shareholders from net realized gains on investment
    transactions......................................................          --
                                                                          --------
Total Dividends and Distributions.....................................       (0.53)
                                                                          --------
Net change in net asset value per share...............................        0.24
                                                                          --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............................      $15.80
                                                                          ========
Total return..........................................................        5.01%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).....................................      $  237
  Ratio of expenses to average net assets.............................        1.64%(c)
  Ratio of net investment income to average net assets................        5.60%(c)
  Ratio of expenses to average net assets*............................        2.25%(c)
  Ratio of net investment income to average net assets*...............        4.99%(c)
  Portfolio turnover rate**...........................................          59%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) Not annualized.
(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                       YEAR           YEAR           YEAR          PERIOD
                                       ENDED          ENDED          ENDED          ENDED
                                     FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                        28,            29,            28,            28,
                                      1997(B)         1996           1995          1994(A)
                                     ---------      ---------      ---------      ---------
A SHARES
NET ASSET VALUE PER SHARE,
  BEGINNING OF YEAR................  $   9.75       $   9.44       $   9.81       $  10.00
                                     --------       --------       --------       --------
Income from Investment Operations:
  Net investment income............      0.52           0.59           0.59           0.08
  Net realized and unrealized gain
    (loss) on investment
    transactions...................     (0.15)          0.33          (0.37)         (0.19)
                                     --------       --------       --------       --------
Total income (loss) from investment
  operations.......................      0.37           0.92           0.22          (0.11)
                                     --------       --------       --------       --------
Less Dividends and Distributions:
  Dividends to shareholders from
    net investment income..........     (0.52)         (0.59)         (0.59)         (0.08)
  Distributions to shareholders
    from net realized gains on
    investment transactions........     (0.06)         (0.02)            --             --
                                     --------       --------       --------       --------
Total Dividends and
  Distributions....................     (0.58)         (0.61)         (0.59)         (0.08)
                                     --------       --------       --------       --------
Net change in net asset value per
  share............................     (0.21)          0.31          (0.37)         (0.19)
                                     --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
  YEAR.............................  $   9.54       $   9.75       $   9.44       $   9.81
                                     ========       ========       ========       ========
Total return (excludes sales
  charge)..........................      3.92%         10.45%          2.27%         (1.10%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)....  $ 22,937       $ 13,179       $  1,964       $    356
  Ratio of expenses to average net
    assets.........................      0.75%          0.27%          0.00%          0.00%+
  Ratio of net investment income to
    average net assets.............      5.45%          6.13%          6.43%          5.70%+
  Ratio of expenses to average net
    assets*........................      2.26%          5.00%         17.95%        160.20%+
  Ratio of net investment income
    (loss) to average net
    assets*........................      3.94%          1.40%        (11.52%)      (154.50%)+

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Not annualized.
(a) Period from January 13, 1994 (inception date) to February 28, 1994.
(b) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                         PERIOD ENDED
                                                                         FEBRUARY 28,
                                                                           1997 (A)
                                                                         ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........................      $ 9.53
Income from Investment Operations:
  Net investment income...............................................        0.31
  Net realized and unrealized gain on investments.....................        0.07
                                                                          --------
Total income from investment operations...............................        0.38
                                                                          --------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income................       (0.31)
  Distributions to shareholders from net realized gains on
    investments.......................................................       (0.06)
                                                                          --------
Total Dividends and Distributions.....................................       (0.37)
                                                                          --------
Net change in net asset value per share...............................        0.01
                                                                          --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............................      $ 9.54
                                                                          ========
Total return..........................................................        3.73%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).....................................      $  332
  Ratio of expenses to average net assets.............................        1.43%+
  Ratio of net investment income to average net assets................        5.41%+
  Ratio of expenses to average net assets*............................        2.71%+
  Ratio of net investment income to average net assets*...............        4.13%+

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.
 + Annualized.
 ++ Not annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Corporate Bond Fund and Pacific Horizon Intermediate Bond Fund (three of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
ASSET-BACKED SECURITIES -- 7.4%
 Contimortgage Home Equity....      AAA/Aaa        6.60%     10/15/11     $2,000,000     $  1,975,607
 Nationsbank Credit Card
   Master.....................      AAA/Aaa        6.45%     04/15/03      2,700,000        2,703,520
 Standard Credit Card Master..      AAA/Aaa        7.85%     02/07/02      2,500,000        2,588,630
 The Money Store..............      AAA/Aaa        7.07%     12/15/16      2,000,000        2,015,625
 The Money Store Trust
   1996 -- B..................      AAA/Aaa        7.38%     05/15/17      1,000,000        1,012,583
                                                                                         ------------
Total Asset-Backed Securities
 (cost $10,379,814)...........                                                             10,295,965
                                                                                         ------------
CORPORATE BONDS -- 8.2%
 Eaton Off Shore Ltd.+........        A/A2         9.00%     02/15/01      4,500,000        4,848,750
 General Motors...............       A-/A3         6.88%     07/15/01      2,000,000        2,002,500
 Household Finance Co. .......        A/A2         6.45%     03/15/01      2,000,000        1,982,500
 Texas Instruments............        A/A3         6.88%     07/15/00      2,500,000        2,518,750
                                                                                         ------------
Total Corporate Bonds
 (cost $11,439,260)...........                                                             11,352,500
                                                                                         ------------
EUROPEAN GOVERNMENT BONDS -- 1.8%
 Republic of Italy Z.C.B+
 (cost $2,536,075)............       AA/Aa3        0.00%     01/10/01      3,300,000        2,557,484
                                                                                         ------------
MEDIUM TERM NOTES -- 21.2%
 Associates Corp. N.A. .......      AA-/Aa3        6.35%     06/29/00      3,000,000        2,977,500
 General Motors...............       A-/A3         7.38%     04/25/00      3,000,000        3,060,000
 Heller Financial.............      BBB+/A2        6.88%     09/13/99      3,000,000        3,022,500
 International Lease
   Finance+...................       A+/A1         6.18%     06/01/00      4,500,000        4,432,500
 John Deere...................        A/A2         5.76%     01/08/01      5,000,000        4,850,000
 McDonnell Douglas Finance
   Corp. .....................      A-/Baa2+       6.05%     12/06/99      2,000,000        1,965,000
 PaineWebber Group............     BBB+/Baa1       7.31%     08/09/00      3,000,000        3,041,250
 Sears Roebuck Co. ...........       A-/A2         6.58%     06/15/00      2,000,000        1,992,500
 USL Capital Corp. ...........       A+/A1         8.13%     02/15/00      4,000,000        4,145,000
                                                                                         ------------
Total Medium Term Notes
 (cost $29,712,091)...........                                                             29,486,250
                                                                                         ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.7%
 Federal Home Loan Mortgage
   Corp. Pool #160034.........                     8.50%     12/01/07         62,311           65,154
 Federal Home Loan Mortgage
   Corp. Pool #549837.........                     8.00%     07/01/10        192,547          198,505
 Federal Home Loan Mortgage
   Corp. Pool #284343.........                     8.00%     12/01/16          9,209            9,448
 Federal Home Loan Mortgage
   Corp. Pool #297505.........                     8.00%     06/01/17         17,858           18,400
 Federal National Mortgage
   Association Pool #3023528..                     6.00%     08/01/01      2,127,442        2,067,607
 Federal National Mortgage
   Association Pool #131579 ..                     6.50%     07/01/04        141,889          134,883
 Federal National Mortgage
   Association Pool #286087...                     8.00%     06/01/24        748,784          763,526

---------------
See Notes to Financial Statements.

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
 Government National Mortgage
   Association
   Pool #136688...............                    10.00%     09/15/15     $   26,058     $     28,786
 Government National Mortgage
   Association
   Pool #166744...............                    10.00%     07/15/16        261,117          288,454
 Government National Mortgage
   Association
   Pool #209480...............                    10.00%     07/15/17         79,571           87,902
 Government National Mortgage
   Association
   Pool #227082...............                    10.00%     08/15/17        112,422          124,192
                                                                                         ------------
Total U.S. Government Agency Obligations
 (cost $3,752,039)............                                                              3,786,857
                                                                                         ------------
U.S. TREASURY BOND -- 3.3%
 U.S. Treasury Bond
 (cost $4,873,362)............                    10.38%     11/15/09      3,800,000        4,649,414
                                                                                         ------------
U.S. TREASURY NOTES -- 51.6%
 U.S. Treasury Note ..........                    7.75%*     11/30/99      4,500,000        4,670,415
 U.S. Treasury Note ..........                    7.75%*     01/31/00     18,500,000       19,236,483
 U.S. Treasury Note ..........                    5.88%*     06/30/00     17,000,000       16,799,400
 U.S. Treasury Note ..........                    5.63%*     11/30/00     22,500,000       21,976,200
 U.S. Treasury Note ..........                    7.88%*     11/15/04      5,500,000        5,937,799
 U.S. Treasury Note ..........                    7.00%*     07/15/06      3,000,000        3,082,710
                                                                                         ------------
Total U.S. Treasury Notes
(cost $71,768,176)                                                                         71,703,007
                                                                                         ------------
COMMERCIAL PAPER -- 2.8%
 Philip Morris................
 (cost $3,910,000)............      AAA/Aaa        5.36%     03/03/97      3,910,000        3,910,000
                                                                                         ------------
TOTAL INVESTMENTS -- 99.0%
 (cost $138,370,817)(a).......                                                            137,741,477
 Other assets in excess of
   liabilities -- 1.0%........                                                              1,415,442
                                                                                         ------------
NET ASSETS -- 100.0%                                                                     $139,156,919
                                                                                         ============

---------------

Percentages indicated are based on net assets of $139,156,919.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized depreciation of securities as follows:

       Unrealized appreciation....................................................    $   380,170
       Unrealized depreciation....................................................     (1,009,510)
                                                                                      -----------
       Net unrealized depreciation................................................    $  (629,340)
                                                                                      ===========

Z.C.B. -- Zero Coupon Bond.

+ Foreign issuer

 * Effective yield

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $138,370,817).............   $137,741,477
  Cash................................................................         28,324
  Contribution receivable.............................................        129,051
  Interest receivable.................................................      1,810,436
  Deferred organization costs.........................................         24,236
  Prepaid expenses....................................................          1,113
                                                                         ------------
Total Assets..........................................................    139,734,637
                                                                         ============
LIABILITIES:
  Withdrawal payable..................................................        484,123
  Advisory fees payable...............................................         31,710
  Audit fees payable..................................................         29,875
  Fund accounting fees payable........................................         11,883
  Custodian fees payable..............................................          4,309
  Legal fees payable..................................................          5,311
  Administration fees payable.........................................          3,380
  Other accrued expenses..............................................          7,127
                                                                         ------------
Total Liabilities.....................................................        577,718
                                                                         ------------
NET ASSETS, FEBRUARY 28, 1997.........................................   $139,156,919
                                                                         ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income.......................................................   $ 5,908,449
                                                                           ------------
EXPENSES:
  Advisory fees.........................................................       428,287
  Administration fees...................................................        47,588
  Fund accounting fees and expenses.....................................        66,719
  Audit fees............................................................        34,602
  Custodian fees and expenses...........................................        14,502
  Legal fees............................................................         6,797
  Trustees' fees........................................................         4,660
  Amortization of organization costs....................................        13,860
  Other operating expenses..............................................           513
                                                                           ------------
      Total Expenses....................................................       617,528
  Less: Fee waivers.....................................................      (284,947)
                                                                           ------------
Total Net Expenses......................................................       332,581
                                                                           ------------
NET INVESTMENT INCOME...................................................     5,575,868
                                                                           ------------
NET REALIZED/UNREALIZED (LOSSES) ON INVESTMENTS:
  Net realized (losses) on investment transactions......................      (535,492)
  Net change in unrealized (depreciation) on investments................      (681,210)
                                                                           ------------
Net realized/unrealized (losses) on investments.........................    (1,216,702)
                                                                           ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $ 4,359,166
                                                                           ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED       YEAR ENDED
                                                              FEBRUARY 28,     FEBRUARY 29,
                                                                  1997             1996
                                                              ------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income....................................    $ 5,575,868      $ 3,879,980
 Net realized gains (losses) on securities transactions...       (535,492)       2,336,008
 Net change in unrealized depreciation on investments.....       (681,210)        (247,652)
                                                              ------------     ------------
Change in net assets resulting from operations............      4,359,166        5,968,336
                                                              ------------     ------------
TRUST SHARE TRANSACTIONS:
 Contributions............................................     94,643,822       21,358,278
 Withdrawals..............................................    (26,135,644)     (18,755,421)
                                                              ------------     ------------
Change in net assets resulting from trust
 share transactions.......................................     68,508,178        2,602,857
                                                              ------------     ------------
Change in net assets......................................     72,867,344        8,571,193
NET ASSETS:
 Beginning of year........................................     66,289,575       57,718,382
                                                              ------------     ------------
 End of year..............................................    $139,156,919     $66,289,575
                                                              ============     ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I--
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Trust consisted of three portfolios. The accompanying financial statements and notes are those of the Investment Grade Bond Portfolio (the "Portfolio") only.

    The investment objective of the Investment Grade Bond Portfolio is to obtain interest income and capital appreciation by investing in investment grade intermediate and longer term bonds, including corporate and governmental fixed income obligations and mortgage-backed securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Portfolio's investment adviser. The BISYS Group, Inc. through its wholly owned subsidiary, BISYS Fund Services, Limited Partnership ("BISYS") serves as the Portfolio's administrator.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    Securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market, or securities for which there were no transactions on the day of valuation, are valued at the mean of the most recent bid and ask prices. Bid price is used when no ask price is available. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on securities transactions are determined on the identified cost basis.

EXPENSES:

    Expenses directly attributable to a Portfolio are charged to that Portfolio, while general Trust expenses are allocated among the respective portfolios of the Trust.

FEDERAL INCOME TAXES:

    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on their share of that Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Investment Advisory Agreement with Bank of America and an Administration Agreement with BISYS.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolio in conformity with the stated objectives and policies of the Portfolio. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.45% of the average daily net assets of the Portfolio. For the year ended February 28, 1997, Bank of America waived $256,439 in fees as Adviser of the Portfolio.

    As Administrator, BISYS assists in supervising the operations of the Portfolio. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee which is accrued daily and payable monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended February 28, 1997, BISYS waived $28,508 in fees as Administrator of the Portfolio.

    For services provided to all three of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500 per meeting.

    For the year ended February 28, 1997, the Investment Grade Bond Portfolio incurred legal expenses of $6,797, which was earned by a law firm, a partner of which serves as Secretary of the Trust.

    Certain officers of the Trust are affiliated with BISYS. Such persons are not paid directly by the Trust for serving in these capacities.

NOTE 4 -- SECURITIES TRANSACTIONS

    During the year ended February 28, 1997, the Portfolio purchased and sold portfolio securities, excluding short-term securities, in the following amounts:

                                                                        PURCHASES         SALES
                                                                       ------------    -----------
U.S. Government......................................................  $116,263,811    $52,673,446
Other................................................................    32,420,943     23,288,268
                                                                       ------------    -----------
Total................................................................  $148,684,754    $75,961,714
                                                                       ============    ===========

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Investment Grade Bond Portfolio had the following concentrations by industry sector at February 28, 1997 (as a percentage of total investments):

Asset-Backed Securities..................................................................     7.5
Commercial Paper.........................................................................     2.8
Corporate Bonds..........................................................................     8.3
Euro Bonds...............................................................................     1.9
Medium Term Notes........................................................................    21.4
U.S. Government Agency Obligations.......................................................     2.7
U.S. Treasury Bond.......................................................................     3.4
U.S. Treasury Notes......................................................................    52.0
                                                                                            100.0%
                                                                                            =====

MASTER INVESTMENT TRUST SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                              FOR THE          FOR THE            YEAR            PERIOD
                             YEAR ENDED       YEAR ENDED         ENDED            ENDED
                            FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                1997             1996             1995            1994*
                            ------------     ------------     ------------     ------------
Ratio of expenses to
  average net assets.......     0.35%            0.18%            0.25%          0.41%**
Ratio of net investment
  income to average net
  assets...................     5.86%            6.47%            6.22%          4.93%**
Ratio of expenses to
  average net assets (a)...     0.65%            0.68%            0.75%          0.91%**
Ratio of net investment
  income to average net
  assets (a)...............     5.56%            5.97%            5.72%          4.43%**
Portfolio Turnover.........       83%             172%             240%              32%

---------------

 (a)  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
   *  For the period December 6, 1993 ( commencement of operations) through February
      28, 1994
  **  Annualized

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees
and Investors of
Master Investment Trust, Series I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Master Investment Trust, Series
I -- Investment Grade Bond Portfolio (the "Portfolio") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its supplementary data for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 .............................................................................
First Name                                  Last Name

 .............................................................................
Street Address

 .............................................................................
City                             State                   Zip Code

 .............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 .............................................................................
    Name of Broker

 .............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                                           Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
            NOT FDIC INSURED  - NO BANK GUARANTEE  - MAY LOSE VALUE

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                             PACIFIC HORIZON FUNDS

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